SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 22, 1998
                                                         ----------------


                           D & E COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                   000-20709               23-2837108
----------------------------          ------------       ----------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)       Identification Number)


Brossman Business Complex, 124 East Main Street, P.O. Box 458, Ephrata, PA 17522
-------------------------------------------------------------------------- -----
               (Address of principal executive offices)                    (Zip
                                                                           Code)


       Registrant's telephone number, including area code: (717) 733-4101
                                                           --------------


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                           D & E Communications, Inc.


Item 5. Other events.

     The attached press release describes the authorization of the Board of Directors to acquire up to $2,000,000 worth of its shares of common stock from time to time. D&E plans to use the reacquired shares for its incentive compensation programs, Dividend Reinvestment Plan, and for other corporate purposes.


Item 7. Financial statements, pro forma financial information and exhibits.

         (a)  Financial Statements of Businesses Acquired.

         None.

         (b) Pro Forma Financial Information.

         None.

         (c) Exhibits.

         Exhibit No. 99.01 Press release issued October  22, 1998.


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


                           D & E Communications, Inc.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      D & E COMMUNICATIONS, INC.
                                      (Registrant)


Date: October 29, 1998                By: /s/ Thomas E. Morell
                                          -------------------------------------
                                          Mr. Thomas E. Morell, Vice President,
                                          Chief Financial Officer and Treasurer


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


                                  EXHIBIT INDEX


Exhibit                                                                Document
Number        Description                                                Page
-------       -----------                                              --------

99.01         Press release dated October 22, 1998 regarding
              Registrant's authorization to reacquire up to $2,000,000
              worth of its shares of common stock.                        4


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